Exhibit 10.4

                         AMENDMENT NO. 5

                 TO THE A320 PURCHASE AGREEMENT
                   dated as of August 10, 1992

                             between

                         AVSA, S.A.R.L.

                               and

                     UNITED AIR LINES, INC.


This Amendment No. 5 (hereinafter referred to as the "Amendment") is entered into as of August 22, 1996, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the "Seller"), and UNITED AIR LINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 1200 East Algonquin Road, Elk Grove Village, Illinois 60007 (hereinafter referred to as the "Buyer").

                           WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A320 Purchase Agreement, dated as of August 10, 1992 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements, and Amendments attached thereto is hereinafter called the "Agreement"), which Agreement relates to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus Industrie A320-200 model aircraft (the "Aircraft") and certain Airbus Industrie A320-200 model option aircraft (the "Option Aircraft"). Amendment No. 1 to the Agreement was signed on November 24, 1993. Amendment No. 2 to the Agreement was signed on April 22, 1994. Amendment No. 3 to the Agreement was signed on March 31, 1995. Amendment No. 4 to the Agreement was signed on November 27, 1995.

United-A319-10 August 22, 1996
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WHEREAS,  the  Buyer and the Seller agree to amend Subclause  9.1 and 21.1 of the Agreement.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meaning assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.   DELIVERY
     --------

     Subclause 9.1 of the Agreement is hereby superseded and amended to read as follows:

     QUOTE

     Firm Aircraft No.                Month of Delivery
     ----------------                 -----------------
           1                          November     1993
           2                          November     1993
           3                          December     1993
           4                          December     1993
           5                          December     1993

           6                          January      1994
           7                          February     1994
           8                          March        1994
           9                          March        1994
           10                         April        1994
           11                         April        1994
           12                         June         1994
           13                         June         1994
           14                         July         1994
           15                         September    1994
           16                         September    1994
           17                         September    1994
           18                         October      1994
           19                         November     1994
           20                         December     1994
           21                         December     1994

           22                         January      1995
           23                         February     1995
           24                         February     1995

United-A319-10 August 22, 1996
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     Firm Aircraft No.                Month of Delivery
     ----------------                 -----------------

           25                         March        1995
           26                         March        1995
           27                         April        1995
           28                         May          1995
           29                         June         1995

           30                         February     1996
           31                         March        1996
           32                         May          1996
[*CONFIDENTIAL MATERIAL               [*CONFIDENTIAL MATERIAL
OMITTED AND FILED                     OMITTED AND FILED
SEPARATELY WITH THE                   SEPARATELY WITH THE
SECURITIES AND EXCHANGE               SECURITIES AND EXCHANGE
COMMISSION PURSUANT                   COMMISSION PURSUANT
TO A REQUEST FOR                      TO A REQUEST FOR
CONFIDENTIAL TREATMENT]               CONFIDENTIAL TREATMENT]

UNQUOTE

United-A319-10 August 22, 1996
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2.   TERMINATION FOR CERTAIN EVENTS
     ------------------------------

     Subclause 21.1(3) of the Agreement is hereby superseded and amended to read as follows:

     QUOTE

     (3) An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets and such action is not dismissed within thirty (30) days.

     UNQUOTE

3.   EFFECT OF AMENDMENT
     -------------------

      The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

4.   CONFIDENTIALITY
     ---------------

      Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain strictly confidential the terms and conditions of this Amendment and any information, reports or other data furnished hereunder or in connection with the negotiation of this Amendment without limiting the generality of the foregoing. The Buyer will use its best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing permitted hereunder of this Amendment or the terms and conditions hereof. Each party will inform the other of receipt of any legal demand, whether by subpoena, discovery request or otherwise, for disclosure of this Amendment or its contents. The provisions of this Paragraph 4 will survive any termination of this Amendment.

United-A319-10 August 22, 1996
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If  the  foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provided below.


Agreed and Accepted,

UNITED AIR LINES, INC.              AVSA, S.A.R.L.


By:  /s/ Douglas A. Hacker          By:  /s/ Christophe Mourey
     ---------------------               ---------------------
     Douglas A. Hacker                   Christophe Mourey
Its:  Senior Vice President and     Its:  Chief Executive Officer
      Chief Financial Officer

Date:                              Date:  August 12, 1996
     ---------------------                --------------------

United-A320                      AM5-3